UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________________________________
FORM 8-K

 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2016

  ________________________________________
Masonite International Corporation
(Exact name of registrant as specified in its charter)

  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)
(800) 895-2723
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

 ________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Masonite International Corporation ("Masonite" or "the Company") previously announced a change to its reportable segments, effective for the quarter ending April 3, 2016, to align with changes in how the Company manages the business, reviews operating performance and allocates resources as a result of the deconsolidation of South Africa and other internal reporting changes.
The Company will hold a brief conference call and webcast on April 27, 2016, beginning at 9:00 a.m. ET to discuss the segment change. The live audio webcast can be accessed, together with the related presentation materials, on the Masonite website at www.masonite.com under Investors > Events & Presentations.
Telephone access to the live call will be available at 877-407-3980 (in the U.S.) or by dialing 201-689-8475 (outside U.S.).
A telephone replay will be available approximately one hour following completion of the call through May 11, 2016. To access the replay, please dial 877-660-6853 (in the U.S.) or 201-612-7415 (outside U.S.). Enter Conference ID #13635387.
The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

The Company is filing this Item 8.01 of Form 8-K to recast certain historical results for previously reported fiscal periods for the 2014 and 2015 quarterly and year-end periods, as described in more detail below, to reflect the previously announced segment change. The Company's reportable segments have changed, effective for the quarter ending April 3, 2016. The Company will begin to report results under the new reportable segments with the filing of its Quarterly Report on Form 10-Q for the quarter ending April 3, 2016. The new segments align with changes in how the Company manages the business, reviews operating performance and allocates resources as a result of the deconsolidation of its Africa reportable segment and other internal reporting changes. The Company’s re-aligned reportable segments are as follows:

•	North American Residential

•	Europe

•	Architectural

North American Residential reportable segment is the aggregation of the Wholesale and Retail operating segments. The Europe reportable segment is the aggregation of the United Kingdom, Central Eastern Europe and France (prior to disposal) operating segments. The Architectural reportable segment consists solely of the Architectural operating segment. In addition to the new reportable segments, the Corporate & Other category includes unallocated corporate costs and the results of immaterial operating segments which were not aggregated into any reportable segment, including the historical results of our Africa operating segment.

The financial information included in this Item 8.01 includes recast segment net sales and Adjusted EBITDA (as defined) for the years ended January 3, 2016, and December 28, 2014, and for each fiscal quarter therein. The financial information furnished also includes a reconciliation of net sales by segment for each fiscal quarter during the year ended January 3, 2016, compared to the respective fiscal quarter in the year ended December 28, 2014. The recast of historical segment information has no impact on the Company's previously reported consolidated results of operations, financial condition or cash flows.

Non-GAAP Financial Measure Information
Adjusted EBITDA is a measure used by management to evaluate segment performance and allocate resources. Adjusted EBITDA is defined as net income (loss) attributable to Masonite plus depreciation, amortization, restructuring costs, loss (gain) on sale of property, plant and equipment, asset impairment, loss (gain) on disposal of subsidiaries, registration and listing fees, interest expense, net, loss on extinguishment of debt, other expense (income), net, income tax expense (benefit), loss (income) from discontinued operations, net of tax, net income attributable to non-controlling interest and share based compensation expense. Adjusted EBITDA is not a measure of financial condition or profitability under GAAP, and should not be considered as an alternative to (i) net income (loss) or net income (loss) attributable to Masonite determined in accordance with GAAP or (ii) operating cash flow determined in accordance with GAAP. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not include certain cash requirements such as interest payments, tax payments and debt service requirements. We believe that the inclusion of Adjusted EBITDA in this press release is appropriate to provide additional information to investors about our operating performance. Not all companies use identical calculations, and as a result, this presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Moreover, Adjusted EBITDA as presented for financial reporting purposes herein, although similar, is not the same as similar terms in the applicable covenants in our ABL Facility or our senior notes. Adjusted EBITDA, as calculated under our ABL Facility or senior notes would also include, among other things, additional add-backs for amounts related to: cost savings projected by us in good faith to be realized as a result of actions taken or expected to be taken prior to or during the relevant period; fees and expenses in connection with certain plant closures and layoffs; and the amount of any restructuring charges, integration costs or other business optimization expenses or reserve deducted in the relevant period in computing consolidated net income, including any one-time costs incurred in connection with acquisitions. The tables following the recast financial information set forth reconciliations of Adjusted EBITDA to net income (loss) attributable to Masonite for the periods indicated.

MASONITE INTERNATIONAL COPORATION
SALES RECONCILIATION AND ADJUSTED EBITDA BY REPORTABLE SEGMENT
(Unaudited)

(In millions)	North American Residential	Europe	Architectural	Corporate & Other	Consolidated
Fourth quarter 2014 net sales	$281.1	$81.5	$61.8	$24.6	$448.9
Foreign exchange	(13.1)	(2.9)	(1.1)	(3.3)	(20.4)
Volume*	27.6	(3.0)	12.5	1.2	38.3
Average unit price	13.9	5.0	(0.9)	(3.7)	14.3
Other	1.4	0.7	2.5	(0.4)	4.3
Fourth quarter 2015 net sales	$310.9	$81.3	$74.8	$18.4	$485.4

Fourth quarter 2014 Adj. EBITDA	$29.4	$4.0	$2.0	$2.3	$37.7
Fourth quarter 2015 Adj. EBITDA	45.6	9.9	4.9	(3.6)	56.8

Year over year growth, net sales	10.6%	(0.2)%	21.0%		8.1%
Year over year growth, Adj. EBITDA	55.1%	147.5%	145.0%		50.7%
Fourth quarter 2014 Adj. EBITDA margin	10.5%	4.9%	3.2%		8.4%
Fourth quarter 2015 Adj. EBITDA margin	14.7%	12.2%	6.6%		11.7%
(*) Includes the incremental impact of acquisitions and dispositions.

(In millions)	North American Residential	Europe	Architectural	Corporate & Other	Consolidated
Third quarter 2014 net sales	$302.3	$80.6	$72.2	$21.1	$476.1
Foreign exchange	(15.2)	(6.7)	(1.2)	(2.9)	(26.0)
Volume*	(9.8)	(0.5)	3.0	0.6	(6.7)
Average unit price	25.9	4.6	0.3	0.7	31.5
Other	1.0	0.4	(0.2)	(0.5)	0.8
Third quarter 2015 net sales	$304.2	$78.4	$74.1	$19.0	$475.7

Third quarter 2014 Adj. EBITDA	$34.9	$0.8	$6.7	$(6.8)	$35.6
Third quarter 2015 Adj. EBITDA	43.9	5.9	6.1	(5.5)	50.5

Year over year growth, net sales	0.6%	(2.7)%	2.6%		(0.1)%
Year over year growth, Adj. EBITDA	25.8%	637.5%	(9.0)%		41.9%
Third quarter 2014 Adj. EBITDA margin	11.5%	1.0%	9.3%		7.5%
Third quarter 2015 Adj. EBITDA margin	14.4%	7.5%	8.2%		10.6%
(*) Includes the incremental impact of acquisitions and dispositions.

MASONITE INTERNATIONAL COPORATION
SALES RECONCILIATION AND ADJUSTED EBITDA BY REPORTABLE SEGMENT
(Unaudited)

(In millions)	North American Residential	Europe	Architectural	Corporate & Other	Consolidated
Second quarter 2014 net sales	$305.7	$86.9	$71.6	$26.0	$490.2
Foreign exchange	(10.4)	(12.6)	(0.8)	(1.9)	(25.7)
Volume*	(8.8)	(1.6)	4.6	(4.5)	(10.3)
Average unit price	17.5	4.4	1.9	0.7	24.5
Other	0.9	—	(1.3)	(1.8)	(2.3)
Second quarter 2015 net sales	$304.9	$77.1	$76.0	$18.5	$476.4

Second quarter 2014 Adj. EBITDA	$39.2	$5.7	$6.7	$(7.6)	$44.1
Second quarter 2015 Adj. EBITDA	46.7	8.1	8.2	(3.9)	59.1

Year over year growth, net sales	(0.3)%	(11.3)%	6.1%		(2.8)%
Year over year growth, Adj. EBITDA	19.1%	42.1%	22.4%		34.0%
Second quarter 2014 Adj. EBITDA margin	12.8%	6.6%	9.4%		9.0%
Second quarter 2015 Adj. EBITDA margin	15.3%	10.5%	10.8%		12.4%
(*) Includes the incremental impact of acquisitions and dispositions.

(In millions)	North American Residential	Europe	Architectural	Corporate & Other	Consolidated
First quarter 2014 net sales	$253.9	$77.2	$64.6	$26.7	$422.5
Foreign exchange	(8.2)	(10.8)	(0.7)	(1.2)	(20.9)
Volume*	9.2	3.0	1.4	(4.5)	9.1
Average unit price	17.1	6.0	2.2	(1.3)	24.0
Other	1.3	(0.4)	(0.6)	(0.5)	(0.2)
First quarter 2015 net sales	$273.3	$75.0	$66.9	$19.2	$434.5

First quarter 2014 Adj. EBITDA	$17.5	$4.0	$4.4	$(6.2)	$19.7
First quarter 2015 Adj. EBITDA	29.3	6.6	4.0	(2.2)	37.8

Year over year growth, net sales	7.6%	(2.8)%	3.6%		2.8%
Year over year growth, Adj. EBITDA	67.4%	65.0%	(9.1)%		91.9%
First quarter 2014 Adj. EBITDA margin	6.9%	5.2%	6.8%		4.7%
First quarter 2015 Adj. EBITDA margin	10.7%	8.8%	6.0%		8.7%
(*) Includes the incremental impact of acquisitions and dispositions.

MASONITE INTERNATIONAL COPORATION
SALES RECONCILIATION AND ADJUSTED EBITDA BY REPORTABLE SEGMENT
(Unaudited)

(In millions)	North American Residential	Europe	Architectural	Corporate & Other	Consolidated
Full year 2014 net sales	$1,143.0	$326.2	$270.2	$98.4	$1,837.7
Foreign exchange	(46.9)	(33.0)	(3.8)	(9.2)	(92.9)
Volume*	18.2	(2.1)	21.5	(7.1)	30.5
Average unit price	74.4	20.0	3.5	(3.6)	94.3
Other	4.5	0.7	0.4	(3.4)	2.4
Full year 2015 net sales	$1,193.2	$311.8	$291.8	$75.1	$1,872.0

Full year 2014 Adj. EBITDA	$120.9	$14.6	$19.8	$(18.2)	$137.1
Full year 2015 Adj. EBITDA	165.6	30.5	23.3	(15.1)	204.2

Year over year growth, net sales	4.4%	(4.4)%	8.0%		1.9%
Year over year growth, Adj. EBITDA	37.0%	108.9%	17.7%		48.9%
Full year 2014 Adj. EBITDA margin	10.6%	4.5%	7.3%		7.5%
Full year 2015 Adj. EBITDA margin	13.9%	9.8%	8.0%		10.9%
(*) Includes the incremental impact of acquisitions and dispositions.

MASONITE INTERNATIONAL COPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
(Unaudited)

	Three Months Ended January 3, 2016
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$45,615	$9,905	$4,925	$(3,605)	$56,840
Less (plus):
Depreciation	7,896	2,157	2,145	2,692	14,890
Amortization	1,295	2,806	2,311	1,069	7,481
Share based compensation expense	—	—	—	6,261	6,261
Loss (gain) on disposal of property, plant and equipment	53	292	436	5	786
Restructuring costs	2	87	—	1,106	1,195
Loss (gain) on disposal of subsidiaries	—	—	—	30,263	30,263
Interest expense (income), net	—	—	—	7,165	7,165
Other expense (income), net	(50)	882	—	950	1,782
Income tax expense (benefit)	—	—	—	(1,595)	(1,595)
Loss (income) from discontinued operations, net of tax	—	—	—	247	247
Net income (loss) attributable to non-controlling interest	866	—	—	717	1,583
Net income (loss) attributable to Masonite	$35,553	$3,681	$33	$(52,485)	$(13,218)

	Three Months Ended December 28, 2014
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$29,374	$4,042	$2,000	$2,306	$37,722
Less (plus):
Depreciation	8,384	2,240	2,013	2,161	14,798
Amortization	1,377	1,102	1,995	1,075	5,549
Share based compensation expense	—	—	—	2,270	2,270
Loss (gain) on disposal of property, plant and equipment	869	12	325	251	1,457
Restructuring costs	44	(46)	—	(55)	(57)
Asset impairment	—	14,020	—	4,182	18,202
Interest expense (income), net	—	—	—	10,491	10,491
Other expense (income), net	—	161	—	(1,831)	(1,670)
Income tax expense (benefit)	—	—	—	1,131	1,131
Loss (income) from discontinued operations, net of tax	—	—	—	194	194
Net income (loss) attributable to non-controlling interest	764	—	—	960	1,724
Net income (loss) attributable to Masonite	$17,936	$(13,447)	$(2,333)	$(18,523)	$(16,367)

MASONITE INTERNATIONAL COPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
(Unaudited)

	Three Months Ended September 27, 2015
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$43,885	$5,941	$6,141	$(5,455)	$50,512
Less (plus):
Depreciation	7,683	2,107	2,081	2,683	14,554
Amortization	1,261	2,208	2,015	774	6,258
Share based compensation expense	—	—	—	1,490	1,490
Loss (gain) on disposal of property, plant and equipment	213	14	59	5	291
Restructuring costs	2	219	—	918	1,139
Asset impairment	—	9,439	—	—	9,439
Loss (gain) on disposal of subsidiaries	—	29,721	—	—	29,721
Interest expense (income), net	—	—	—	7,179	7,179
Other expense (income), net	—	77	—	(1,797)	(1,720)
Income tax expense (benefit)	—	—	—	(2,510)	(2,510)
Loss (income) from discontinued operations, net of tax	—	—	—	192	192
Net income (loss) attributable to non-controlling interest	696	—	—	66	762
Net income (loss) attributable to Masonite	$34,030	$(37,844)	$1,986	$(14,455)	$(16,283)

	Three Months Ended September 28, 2014
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$34,900	$772	$6,701	$(6,776)	$35,597
Less (plus):
Depreciation	7,132	4,021	2,014	2,675	15,842
Amortization	1,295	863	1,872	859	4,889
Share based compensation expense	—	—	—	2,255	2,255
Loss (gain) on disposal of property, plant and equipment	1,276	(948)	90	(182)	236
Restructuring costs	107	192	—	9,614	9,913
Interest expense (income), net	—	—	—	10,447	10,447
Other expense (income), net	—	22	—	(426)	(404)
Income tax expense (benefit)	—	—	—	2,004	2,004
Loss (income) from discontinued operations, net of tax	—	—	—	124	124
Net income (loss) attributable to non-controlling interest	643	—	—	(385)	258
Net income (loss) attributable to Masonite	$24,447	$(3,378)	$2,725	$(33,761)	$(9,967)

MASONITE INTERNATIONAL COPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
(Unaudited)

	Three Months Ended June 28, 2015
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$46,713	$8,053	$8,185	$(3,894)	$59,057
Less (plus):
Depreciation	7,925	1,882	2,020	2,583	14,410
Amortization	1,091	924	2,074	886	4,975
Share based compensation expense	—	—	—	3,106	3,106
Loss (gain) on disposal of property, plant and equipment	317	5	9	19	350
Restructuring costs	3	467	—	518	988
Interest expense (income), net	—	—	—	6,787	6,787
Other expense (income), net	—	45	—	(680)	(635)
Income tax expense (benefit)	—	—	—	15,013	15,013
Loss (income) from discontinued operations, net of tax	—	—	—	240	240
Net income (loss) attributable to non-controlling interest	823	—	—	(442)	381
Net income (loss) attributable to Masonite	$36,554	$4,730	$4,082	$(31,924)	$13,442

	Three Months Ended June 29, 2014
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$39,180	$5,731	$6,739	$(7,600)	$44,050
Less (plus):
Depreciation	7,353	2,724	2,029	2,430	14,536
Amortization	1,083	1,430	1,665	1,415	5,593
Share based compensation expense	—	—	—	2,797	2,797
Loss (gain) on disposal of property, plant and equipment	929	20	64	23	1,036
Restructuring costs	370	201	—	(11)	560
Interest expense (income), net	—	—	—	10,594	10,594
Other expense (income), net	—	(47)	—	1,353	1,306
Income tax expense (benefit)	—	—	—	1,379	1,379
Loss (income) from discontinued operations, net of tax	—	—	—	170	170
Net income (loss) attributable to non-controlling interest	772	—	—	(273)	499
Net income (loss) attributable to Masonite	$28,673	$1,403	$2,981	$(27,477)	$5,580

MASONITE INTERNATIONAL COPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
(Unaudited)

	Three Months Ended March 29, 2015
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$29,347	$6,569	$4,030	$(2,158)	$37,788
Less (plus):
Depreciation	7,952	1,959	1,977	3,418	15,306
Amortization	1,307	922	2,028	754	5,011
Share based compensation expense	—	—	—	2,379	2,379
Loss (gain) on disposal of property, plant and equipment	213	14	44	(327)	(56)
Restructuring costs	3	1,728	—	625	2,356
Interest expense (income), net	—	—	—	11,753	11,753
Loss on extinguishment of debt	—	—	—	28,046	28,046
Other expense (income), net	—	83	—	(1,267)	(1,184)
Income tax expense (benefit)	—	—	—	3,264	3,264
Loss (income) from discontinued operations, net of tax	—	—	—	229	229
Net income (loss) attributable to non-controlling interest	938	—	—	798	1,736
Net income (loss) attributable to Masonite	$18,934	$1,863	$(19)	$(51,830)	$(31,052)

	Three Months Ended March 30, 2014
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$17,490	$4,025	$4,359	$(6,156)	$19,718
Less (plus):
Depreciation	8,588	3,132	2,027	1,699	15,446
Amortization	2,077	142	3,215	257	5,691
Share based compensation expense	—	—	—	2,283	2,283
Loss (gain) on disposal of property, plant and equipment	769	313	8	(3)	1,087
Restructuring costs	126	570	—	25	721
Interest expense (income), net	—	—	—	9,993	9,993
Other expense (income), net	—	55	—	126	181
Income tax expense (benefit)	—	—	—	19	19
Loss (income) from discontinued operations, net of tax	—	—	—	142	142
Net income (loss) attributable to non-controlling interest	649	—	—	92	741
Net income (loss) attributable to Masonite	$5,281	$(187)	$(891)	$(20,789)	$(16,586)

MASONITE INTERNATIONAL COPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
(Unaudited)

	Year Ended January 3, 2016
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$165,560	$30,468	$23,281	$(15,112)	$204,197
Less (plus):
Depreciation	31,456	8,105	8,223	11,376	59,160
Amortization	4,954	6,860	8,428	3,483	23,725
Share based compensation expense	—	—	—	13,236	13,236
Loss (gain) on disposal of property, plant and equipment	796	325	548	(298)	1,371
Restructuring costs	10	2,501	—	3,167	5,678
Asset impairment	—	9,439	—	—	9,439
Loss (gain) on disposal of subsidiaries	—	29,721	—	30,263	59,984
Interest expense (income), net	—	—	—	32,884	32,884
Loss on extinguishment of debt	—	—	—	28,046	28,046
Other expense (income), net	(50)	1,087	—	(2,794)	(1,757)
Income tax expense (benefit)	—	—	—	14,172	14,172
Loss (income) from discontinued operations, net of tax	—	—	—	908	908
Net income (loss) attributable to non-controlling interest	3,323	—	—	1,139	4,462
Net income (loss) attributable to Masonite	$125,071	$(27,570)	$6,082	$(150,694)	$(47,111)

	Year Ended December 28, 2014
(In thousands)	North American Residential	Europe	Architectural	Corporate & Other	Total
Adjusted EBITDA	$120,944	$14,570	$19,799	$(18,226)	$137,087
Less (plus):
Depreciation	31,457	12,117	8,083	8,965	60,622
Amortization	5,832	3,537	8,747	3,606	21,722
Share based compensation expense	—	—	—	9,605	9,605
Loss (gain) on disposal of property, plant and equipment	3,843	(603)	487	89	3,816
Restructuring costs	647	917	—	9,573	11,137
Asset impairment	—	14,020	—	4,182	18,202
Interest expense (income), net	—	—	—	41,525	41,525
Other expense (income), net	—	191	—	(778)	(587)
Income tax expense (benefit)	—	—	—	4,533	4,533
Loss (income) from discontinued operations, net of tax	—	—	—	630	630
Net income (loss) attributable to non-controlling interest	2,828	—	—	394	3,222
Net income (loss) attributable to Masonite	$76,337	$(15,609)	$2,482	$(100,550)	$(37,340)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	April 26, 2016	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary